UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-56853
Morgan Stanley Balanced Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: January 31, 2010
Date of reporting period: January 31, 2010
Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Balanced Fund performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended January 31, 2010

Total Return for the 12 Months Ended January 31, 2010

					Barclays	Lipper
					Capital	Mixed-Asset
				Russell	U.S.	Target
				1000®	Government/	Allocation
				Value	Credit	Growth Funds
Class A	Class B	Class C	Class I	Index[1]	Index[2]	Index[3]
26.99%	26.06%	26.00%	27.37%	31.44%	7.73%	30.04%

The performance of the Fund’s four share classes varies because each has different expenses. The Fund’s total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

The 12-month period ended January 31, 2010 began on a down note with the stock market falling amid the intensifying financial crisis and weakening economy. However, beginning in March, improvements on a number of fronts drove a sizeable rally. The financial system appeared to regain its footing, aided by continued widespread deleveraging and initial large capital raises by some financial institutions. Furthermore, low interest rates, liquidity injections, and other policy measures enacted by the Federal Reserve and Treasury helped stabilize the credit markets. Importantly, earnings reports were generally better than expected for the first quarter of 2009, as expectations for corporate earnings had been sufficiently reduced.

Although the market’s advance paused briefly in July and again in October, investors continued to gain confidence in an economic recovery. The rate of decline in some economic indicators continued to slow, bolstering hopes that the worst had past. However, while conditions were becoming “less bad,” the economy and market still faced many headwinds, most notably unemployment rates continuing to hover near 10 percent and the weak real estate market. Corporate earnings continued to reflect improvement relative to expectations. The improvements, however, were generally attributable to aggressive cost cutting rather than growth in real demand. An uptick in merger and acquisition activity and initial public offerings contributed further to positive investor sentiment. Weakness in the U.S. dollar also supported the market’s rise as cheaper-priced goods in the U.S. bolstered exports.

In January, concerns from China and Europe slowed the market’s gains. Credit tightening by the Chinese government and the enormous budget deficits in Greece and several other European Union nations were potential threats to a global economic recovery.

In this environment, the Russell 1000® Value Index, the Fund’s equity benchmark, was up 31.44 percent for the 12-month period.

Within the fixed income markets, a more optimistic outlook on the economy led to increased investor appetite for riskier assets and spread tightening in most asset classes. The Barclays Capital U.S. Government/Credit Index, the Fund’s fixed income benchmark, rose 7.73 percent for the period.

As investors assumed more risk and shifted to other sectors of the market, performance of Treasuries began to wane and yields rose. In the third quarter, yields reversed course but rose again in the fourth quarter, ending the year higher across the curve.

Yields on long-maturity issues increased more so than shorter maturities, causing the slope of the curve to further steepen. The agency sector performed relatively well during the period, thanks in part to growing investor interest in FDIC-backed bank notes, which were introduced in late 2008 as part of the Temporary Liquidity Guarantee Program.

The Federal Reserve’s program of purchasing large quantities of agency mortgage-backed securities (MBS) and investors’ increasing confidence in credit-related securities led to much stronger performance for the residential mortgage sector in 2009. Despite lower rates and The Home Affordable Modification Program, refinancing activity remained low and mortgage prepayment speed only modestly increased. Investment grade bond spreads narrowed substantially after reaching their widest point for the period in mid-March. The best performing sectors were those that began the period at the widest spreads: real estate investment trusts (REITs), metals/mining, life insurance, and financials.

Performance Analysis

All share classes of Morgan Stanley Balanced Fund underperformed the Russell 1000® Value Index (the “Index”) and the Lipper Mixed-Asset Target Allocation Growth Funds Index and outperformed the Barclays Capital U.S. Government/Credit Index for the 12 months ended January 31, 2010, assuming no deduction of applicable sales charges.

In the Fund’s stock portfolio, the financials sector was the largest detractor relative to the Index during the review period. The Fund has maintained a significant underweight in financials versus the Index for some time, which benefited the portfolio significantly in 2007 and 2008. However, over the past 12 months, and specifically from March through May, financial stocks rebounded from their earlier dramatic decline. The Fund’s exposure has been focused on financial companies that we believe possess conservative balance sheets and appropriate risk/return characteristics, and these companies did not participate in the rally to the degree that others in the sector did. In particular, the portfolio was underexposed to the banks and diversified financials that rebounded most strongly during the period. The underexposure was based on our concerns regarding quality of balance sheets, uncertainty regarding additional capital requirements and incremental dividend cuts, and the unpredictability of government influence. Additionally, the Fund held an insurance stock that had performed well in 2008 on news of the company’s turnaround, but in the 12-month reporting period the company struggled with revenue expectations and hampered the Fund’s relative performance.

The materials sector also dampened relative gains. The Fund’s underweight in the sector meant that it had less exposure to these economically sensitive stocks, which performed well as the market rebounded.

In contrast, positive relative performance was driven by the energy sector, especially exploration and production (E&P) companies. E&P companies benefited from rising energy prices and the improving economic environment, whereas integrated oil companies (which we deemphasized in the portfolio) lagged the broad sector during the period. Although we increased the Fund’s exposure to the energy sector overall, the sector remained a relative underweight.

The consumer staples sector added to relative performance. One of the Fund’s top holdings was a confectionary company that performed strongly following an announcement that a competitor would acquire them. Although we had decreased the portfolio’s consumer staples exposure during the fiscal year, later in the period we began adding attractive consumer staples companies that met our value-with-a-catalyst criteria.

In the technology sector, exposure to both software and services and to semiconductors added to relative gains. In software and services, we bought an undervalued Internet company undergoing a management change. The company’s stock price appreciated as the new management drove revenue growth and sold a non-core asset.

Health care also contributed positively during the period. The Fund has historically maintained an overweight in the sector; however, over the past 12 months the weight has declined. Most of the exposure in health care had been in the pharmaceutical industry and the Fund benefited from holding two companies that were targeted for acquisition. Given the relative strength in health care over the preceding fiscal year and the merger and acquisition tailwind in pharmaceuticals in this fiscal year, we reduced the portfolio’s exposure in the sector and used the proceeds to invest in other areas we believed had better risk/reward opportunities.

Within the fixed income portfolio, relative to the Barclays Capital U.S. Government/Credit Index, overweight allocations to the banking, food and beverage, insurance and media sectors were additive to relative returns during the period as significant spread tightening in these sectors led to their strong performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 01/31/10
U.S. Treasury Securities	3.6%
JPMorgan Chase & Co.	3.3
General Electric Co.	2.1
Marsh & McLennan Cos., Inc.	2.1
Bank of America Corp.	2.0
Viacom, Inc. (Class B)	1.7
Kraft Foods Inc. (Class A)	1.6
Occidental Petroleum Corp.	1.6
Anadarko Petroleum Corp.	1.6
American Electric Power Co., Inc.	1.5

PORTFOLIO COMPOSITION as of 01/31/10*
Common Stocks	68.6%
U.S. Government Agencies & Obligations	17.0
Corporate Bonds	10.6
Short-Term Investments	2.8
Foreign Government Obligations	0.3
Convertible Preferred Stock	0.3
U.S. Government Agencies – Mortgage-Backed Securities	0.2
Asset-Backed Securities	0.2

* Does not include open long/short futures contracts with an underlying face amount of $8,695,804 and total unrealized depreciation of $36,651.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings are as a percentage of net assets and portfolio composition are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 60 percent of its assets in common stocks and securities convertible into common stocks and at least 25 percent of its assets in fixed-income securities. Within these limitations, the Fund’s “Investment Adviser,” Morgan Stanley Investment Advisors Inc., may purchase or sell securities in any proportion it believes desirable based on its assessment of business, economic and investment conditions.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC’s web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC’s web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Performance of $10,000 Investment – Class C

Over 10 Years

Average Annual Total Returns — Period Ended January 31, 2010

	Class A Shares	*	Class B Shares	**	Class C Shares	†	Class I Shares	††
	(since 07/28/97)		(since 07/28/97)		(since 03/28/95)		(since 07/28/97)
Symbol	BGRAX		BGRBX		BGRCX		BGRDX
1 Year	26.99%[4]		26.06%[4]		26.00%[4]		27.37%[4]
	20.33	[5]	21.06	[5]	25.00	[5]	—
5 Years	2.20	[4]	1.43	[4]	1.42	[4]	2.42	[4]
	1.10	[5]	1.10	[5]	1.42	[5]	—
10 Years	3.41	[4]	2.79	[4]	2.63	[4]	3.66	[4]
	2.86	[5]	2.79	[5]	2.63	[5]	—
Since Inception	4.29	[4]	3.78	[4]	6.22	[4]	4.53	[4]
	3.84	[5]	3.78	[5]	6.22	[5]	—

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund’s current prospectus for complete details on fees and sales charges.

*	The maximum front-end sales charge for Class A is 5.25%.
**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.
†	The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.
††	Class I has no sales charge.
(1)	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(2)	The Barclays Capital U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(3)	The Lipper Mixed-Asset Target Allocation Growth Funds Index is an equally-weighted performance Index of the largest qualifying funds (based on net assets) in the Lipper Mixed-Asset Target Allocation Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an Investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Mixed-Asset Target Allocation Growth Funds classification as of the date of this report.
(4)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(5)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund’s current prospectus for complete details on fees and sales charges.
‡	Ending value assuming a complete redemption on January 31, 2010.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 08/01/09 – 01/31/10.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period@
			08/01/09 –
	08/01/09	01/31/10	01/31/10

Class A
Actual (9.81% return)	$1,000.00	$1,098.10	$6.35
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.16	$6.11
Class B
Actual (9.47% return)	$1,000.00	$1,094.70	$10.30
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.38	$9.91
Class C
Actual (9.40% return)	$1,000.00	$1,094.00	$10.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.38	$9.91
Class I
Actual (9.97% return)	$1,000.00	$1,099.70	$5.03
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.42	$4.84

@	Expenses are equal to the Fund’s annualized expense ratios of 1.20%, 1.95%, 1.95% and 0.95% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2010

NUMBER OF
SHARES		VALUE
	Common Stocks (69.0%)
	Aerospace & Defense (0.4%)
9,100	General Dynamics Corp.	$608,335

	Air Freight & Logistics (0.5%)
11,500	FedEx Corp.	901,025

	Automobiles (0.7%)
58,200	Ford Motor Co. (a)	630,888
25,763	Harley-Davidson, Inc.	585,851

		1,216,739

	Beverages (0.5%)
17,320	Coca-Cola Co. (The)	939,610

	Biotechnology (0.3%)
9,100	Genzyme Corp. (a)	493,766

	Capital Markets (1.5%)
96,560	Charles Schwab Corp. (The)	1,766,082
19,400	State Street Corp.	831,872

		2,597,954

	Casino Gaming (0.0%)
4,685	Fitzgeralds Gaming Corp. (b)	0

	Chemicals (0.8%)
49,800	Dow Chemical Co. (The)	1,349,082

	Commercial Banks (4.0%)
38,200	BB&T Corp.	1,064,634
69,500	Fifth Third Bancorp	864,580
27,548	First Horizon National Corp. (a)	356,747
43,478	PNC Financial Services Group, Inc.	2,409,985
27,400	US Bancorp	687,192
49,700	Wells Fargo & Co.	1,412,971

		6,796,109

	Commercial Services & Supplies (0.7%)
18,400	Avery Dennison Corp.	598,184
24,800	Cintas Corp.	622,728

		1,220,912

	Communications Equipment (1.0%)
78,680	Cisco Systems, Inc. (a)	1,767,940

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2010 continued

NUMBER OF
SHARES		VALUE
	Computers & Peripherals (1.8%)
59,500	Dell, Inc. (a)	$767,550
48,422	Hewlett-Packard Co.	2,279,224

		3,046,774

	Diversified Financial Services (5.3%)
156,100	Bank of America Corp.	2,369,598
277,000	Citigroup, Inc. (See Note 6)	919,640
146,588	JPMorgan Chase & Co.	5,708,137

		8,997,375

	Diversified Telecommunication Services (0.7%)
39,695	Verizon Communications, Inc.	1,167,827

	Electric Utilities (3.1%)
75,556	American Electric Power Co., Inc.	2,618,015
17,500	Edison International	583,100
12,558	Entergy Corp.	958,301
26,990	FirstEnergy Corp.	1,177,304

		5,336,720

	Electronic Equipment, Instruments & Components (0.7%)
42,200	Agilent Technologies, Inc. (a)	1,182,866

	Energy Equipment & Services (1.6%)
24,820	Schlumberger Ltd. (Netherlands Antilles)	1,575,077
40,400	Smith International, Inc.	1,224,928

		2,800,005

	Food & Staples Retailing (3.0%)
48,000	Sysco Corp.	1,343,520
47,500	Wal-Mart Stores, Inc.	2,537,925
33,500	Walgreen Co.	1,207,675

		5,089,120

	Food Products (2.0%)
92,800	Kraft Foods, Inc. (Class A)	2,566,848
30,010	Unilever N.V. (NY Registered Shares) (Netherlands)	917,706

		3,484,554

	Health Care Equipment & Supplies (1.6%)
94,340	Boston Scientific Corp. (a)	814,154
36,707	Covidien PLC (Ireland)	1,855,906

		2,670,060

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2010 continued

NUMBER OF
SHARES		VALUE
	Health Care Providers & Services (1.2%)
23,700	Cardinal Health, Inc.	$783,759
40,300	UnitedHealth Group, Inc.	1,329,900

		2,113,659

	Household Durables (1.1%)
55,580	Sony Corp. (ADR) (Japan)	1,846,923

	Industrial Conglomerates (3.9%)
227,500	General Electric Co.	3,658,200
13,550	Siemens AG (ADR) (Germany)	1,207,441
50,327	Tyco International Ltd. (Luxembourg)	1,783,085

		6,648,726

	Information Technology Services (0.3%)
16,700	Amdocs Ltd. (Guernsey) (a)	477,453

	Insurance (3.7%)
27,601	Chubb Corp.	1,380,050
163,010	Marsh & McLennan Cos., Inc.	3,514,495
7,500	Transatlantic Holdings, Inc.	372,675
22,043	Travelers Companies, Inc. (The)	1,116,919

		6,384,139

	Internet Software & Services (2.0%)
112,140	eBay, Inc. (a)	2,581,463
59,100	Yahoo!, Inc. (a)	887,091

		3,468,554

	Machinery (1.5%)
38,200	Dover Corp.	1,638,016
26,416	Ingersoll-Rand PLC (Ireland)	857,463

		2,495,479

	Media (4.6%)
104,169	Comcast Corp. (Class A)	1,648,996
27,515	Time Warner Cable, Inc.	1,199,379
74,125	Time Warner, Inc.	2,034,731
104,986	Viacom, Inc. (Class B) (a)	3,059,292

		7,942,398

	Metals & Mining (0.9%)
11,700	Freeport-McMoRan Copper & Gold, Inc.	780,273
17,690	Newmont Mining Corp.	758,193

		1,538,466

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2010 continued

NUMBER OF
SHARES		VALUE
	Oil, Gas & Consumable Fuels (8.0%)
42,100	Anadarko Petroleum Corp.	$2,685,138
22,700	BP PLC (ADR) (United Kingdom)	1,273,924
20,066	ConocoPhillips	963,168
18,470	Devon Energy Corp.	1,235,828
24,740	Exxon Mobil Corp.	1,593,998
15,300	Hess Corp.	884,187
35,460	Occidental Petroleum Corp.	2,777,936
40,400	Royal Dutch Shell PLC (ADR) (United Kingdom)	2,237,756

		13,651,935

	Personal Products (0.7%)
24,070	Estee Lauder Cos., Inc. (The) (Class A)	1,264,156

	Pharmaceuticals (6.0%)
18,640	Abbott Laboratories	986,802
25,350	Bayer AG (ADR) (Germany)	1,719,744
88,010	Bristol-Myers Squibb Co.	2,143,923
47,532	Merck & Co., Inc.	1,814,772
112,700	Pfizer, Inc.	2,102,982
34,440	Roche Holding AG (ADR) (Switzerland)	1,443,897

		10,212,120

	Professional Services (0.8%)
14,601	Manpower, Inc.	756,186
22,600	Robert Half International, Inc.	608,392

		1,364,578

	Semiconductors & Semiconductor Equipment (1.3%)
68,626	Intel Corp.	1,331,344
26,588	Lam Research Corp. (a)	877,670

		2,209,014

	Software (0.2%)
17,161	Symantec Corp. (a)	290,879

	Specialty Retail (1.7%)
43,600	Gap, Inc. (The)	831,888
73,800	Home Depot, Inc.	2,067,138

		2,899,026

	Wireless Telecommunication Services (0.9%)
71,100	Vodafone Group PLC (ADR) (United Kingdom)	1,525,806

	Total Common Stocks (Cost $122,817,938)	118,000,084

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2010 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Corporate Bonds (10.7%)
	Advertising Services (0.1%)
$100	WPP Finance (United Kingdom)	8.00%	09/15/14	$114,737

	Aerospace/Defense (0.1%)
144	Systems 2001 Asset Trust (144A) (Cayman Islands) (c)	6.664	09/15/13	154,000

	Agricultural Chemicals (0.1%)
40	Potash Corp. of Saskatchewan, Inc. (Canada)	4.875	03/30/20	40,096
50	Potash Corp. of Saskatchewan, Inc. (Canada)	5.875	12/01/36	50,550
35	Potash Corp. of Saskatchewan, Inc. (Canada)	6.50	05/15/19	39,178

				129,824

	Agricultural Operations (0.0%)
45	Bunge Ltd. Finance Corp.	8.50	06/15/19	52,910

	Auto-Cars/Light Trucks (0.1%)
85	Daimler Finance North America LLC	7.30	01/15/12	93,556
20	Daimler Finance North America LLC	8.50	01/18/31	24,930

				118,486

	Biotechnology (0.1%)
95	Biogen Idec, Inc.	6.875	03/01/18	103,843

	Brewery (0.2%)
110	Anheuser-Busch InBev Worldwide, Inc. (144A) (c)	7.20	01/15/14	125,902
150	FBG Finance Ltd. (144A) (Australia) (c)	5.125	06/15/15	159,314

				285,216

	Building Product-Cement/Aggregation (0.0%)
45	Holcim US Finance Sarl & Cie SCS (144A) (Luxembourg) (c)	6.00	12/30/19	47,458

	Building Societies (0.1%)
170	Nationwide Building Society (144A) (United Kingdom) (c)	4.25	02/01/10	170,000

	Cable/Satellite TV (0.2%)
135	COX Communications, Inc. (144A) (c)	8.375	03/01/39	171,372
125	DIRECTV Holdings LLC / Financing Co., Inc. (144A) (c)	5.875	10/01/19	131,005

				302,377

	Capital Markets (0.3%)
300	Goldman Sachs Group, Inc. (The)	6.15	04/01/18	319,722
110	Goldman Sachs Group, Inc. (The)	6.75	10/01/37	109,102

				428,824

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2010 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Commercial Banks (0.4%)
$85	BB&T Corp. (MTN)	6.85%	04/30/19	$97,910
30	Credit Suisse New York (Switzerland)	6.00	02/15/18	31,724
80	PNC Funding Corp.	6.70	06/10/19	91,478
500	Wells Fargo & Co.	5.625	12/11/17	526,430

				747,542

	Commercial Banks-Non-U.S. (0.7%)
210	Barclays Bank PLC (United Kingdom)	6.75	05/22/19	234,890
140	Commonwealth Bank of Australia (144A) (Australia) (c)	5.00	10/15/19	141,773
45	Credit Suisse AG (Switzerland)	5.40	01/14/20	45,026
225	HBOS PLC (144A) (United Kingdom) (c)	6.75	05/21/18	220,313
100	Nordea Bank AB (144A) (Sweden) (c)	4.875	01/27/20	98,672
205	Rabobank Nederland (144A) (Netherlands) (c)	4.75	01/15/20	207,200
100	Royal Bank of Scotland PLC (The) (144A) (United Kingdom) (c)	4.875	08/25/14	102,718
105	Westpac Banking Corp. (Australia)	4.20	02/27/15	108,763

				1,159,355

	Commercial Services & Supplies (0.1%)
100	Waste Management, Inc.	6.125	11/30/39	101,642

	Communications Equipment (0.0%)
25	Cisco Systems, Inc.	5.90	02/15/39	25,472

	Computers (0.1%)
100	International Business Machines Corp.	7.625	10/15/18	123,788

	Containers-Paper/Plastic (0.0%)
40	Sealed Air Corp. (144A) (c)	7.875	06/15/17	42,282

	Diversified Financial Services (1.4%)
175	Bank of America Corp. (Series L)	5.65	05/01/18	176,934
295	Bank of America Corp.	5.75	12/01/17	301,330
40	Bank of America Corp.	7.625	06/01/19	45,844
135	Citigroup, Inc. (See Note 6)	5.875	05/29/37	120,722
155	Citigroup, Inc. (See Note 6)	6.125	11/21/17	157,000
130	Citigroup, Inc. (See Note 6)	6.125	05/15/18	130,780
230	Citigroup, Inc. (See Note 6)	8.50	05/22/19	268,610
45	General Electric Capital Corp.	5.50	01/08/20	44,650
55	General Electric Capital Corp. (MTN)	5.875	01/14/38	51,093
515	General Electric Capital Corp. (Series G)	6.00	08/07/19	534,032
75	Iberdrola Finance Ireland Ltd. (144A) (Ireland) (c)	3.80	09/11/14	76,482

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2010 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$320	JPMorgan Chase & Co.	6.00%	01/15/18	$346,286
100	UBS AG/Stamford Branch (Switzerland)	5.875	12/20/17	105,646

				2,359,409

	Diversified Manufactured Operation (0.1%)
115	Cooper US, Inc.	5.25	11/15/12	124,433

	Diversified Minerals (0.1%)
65	Rio Tinto Finance USA Ltd. (Australia)	9.00	05/01/19	83,137
85	Vale Overseas Ltd. (Cayman Islands)	5.625	09/15/19	86,782
20	Vale Overseas Ltd. (Cayman Islands)	6.875	11/10/39	20,523

				190,442

	Diversified Telecommunication Services (0.3%)
30	AT&T Corp.	8.00 (d)	11/15/31	37,182
65	AT&T, Inc.	6.15	09/15/34	65,052
150	AT&T, Inc.	6.30	01/15/38	153,730
40	AT&T, Inc.	6.55	02/15/39	42,587
160	Verizon Communications, Inc.	6.35	04/01/19	177,395
65	Verizon Communications, Inc.	8.95	03/01/39	88,907

				564,853

	Electric Utilities (0.1%)
210	FirstEnergy Solutions Corp.	6.05	08/15/21	220,605

	Electric-Integrated (0.4%)
150	Enel Finance International SA (144A) (Luxembourg) (c)	5.125	10/07/19	152,288
50	NiSource Finance Corp.	6.125	03/01/22	52,267
120	NiSource Finance Corp.	6.80	01/15/19	131,497
100	Ohio Power Co. (Series 1)	5.375	10/01/21	102,973
95	PPL Energy Supply LLC	6.30	07/15/13	103,753
25	PPL Energy Supply LLC	6.50	05/01/18	26,887
155	Progress Energy, Inc.	7.05	03/15/19	176,394

				746,059

	Electronic Component (0.1%)
115	Koninklijke Philips Electronics N.V. (Netherlands)	5.75	03/11/18	124,229

	Electronic Connectors (0.0%)
55	Amphenol Corp.	4.75	11/15/14	56,330

	Electronic Equipment, Instruments & Components (0.1%)
65	Agilent Technologies, Inc.	5.50	09/14/15	69,777
40	Corning, Inc.	6.625	05/15/19	44,824

				114,601

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2010 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Electronic Forms (0.0%)
$75	Adobe Systems, Inc. (e)	4.75%	02/01/20	$74,970

	Finance-Auto Loans (0.0%)
45	Nissan Motor Acceptance Corp. (144A) (c)	4.50	01/30/15	45,234

	Finance-Consumer Loans (0.2%)
135	HSBC Finance Corp.	6.375	10/15/11	144,366
225	HSBC Finance Corp.	6.75	05/15/11	238,448

				382,814

	Finance-Credit Card (0.2%)
85	American Express Co.	8.125	05/20/19	102,973
155	American Express Credit Corp. (Series C)	7.30	08/20/13	176,243

				279,216

	Finance-Investment Banker/Broker (0.4%)
110	Bear Stearns Cos. LLC (The)	6.40	10/02/17	121,449
190	Bear Stearns Cos. LLC (The)	7.25	02/01/18	218,225
85	Credit Suisse USA, Inc.	5.125	08/15/15	91,655
210	Merrill Lynch & Co., Inc. (MTN)	6.875	04/25/18	227,076

				658,405

	Finance-Other Services (0.1%)
100	NASDAQ OMX Group, Inc. (The)	5.55	01/15/20	99,288

	Food Products (0.1%)
95	Kraft Foods, Inc.	6.875	01/26/39	102,700
135	Kraft Foods, Inc.	7.00	08/11/37	147,935

				250,635

	Food-Miscellaneous/Diversified (0.1%)
120	ConAgra Foods, Inc.	7.00	10/01/28	130,725
25	ConAgra Foods, Inc.	8.25	09/15/30	30,465

				161,190

	Food-Retail (0.1%)
40	Delhaize America, Inc.	9.00	04/15/31	51,221
70	Delhaize Group SA (Belgium)	5.875	02/01/14	77,010
90	Kroger Co. (The)	3.90	10/01/15	91,897
20	Kroger Co. (The)	6.40	08/15/17	22,383

				242,511

	Health Care Providers & Services (0.1%)
125	UnitedHealth Group, Inc.	6.00	02/15/18	134,597

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2010 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Industrial Conglomerates (0.1%)
$180	General Electric Co.	5.25%	12/06/17	$188,275

	Life/Health Insurance (0.2%)
70	Principal Financial Group, Inc.	8.875	05/15/19	83,670
120	Prudential Financial, Inc. (MTN)	4.75	09/17/15	125,370
80	Prudential Financial, Inc. (MTN)	6.625	12/01/37	86,545

				295,585

	Media (0.4%)
200	Comcast Corp.	5.70	05/15/18	211,551
35	Time Warner Cable, Inc.	6.75	06/15/39	37,224
65	Time Warner Cable, Inc.	8.25	04/01/19	78,431
80	Time Warner Cable, Inc.	8.75	02/14/19	99,122
60	Time Warner, Inc.	5.875	11/15/16	65,748
70	Time Warner, Inc.	7.70	05/01/32	83,209
100	Viacom, Inc.	6.875	04/30/36	108,640

				683,925

	Medical Labs & Testing Services (0.0%)
70	Quest Diagnostics, Inc.	4.75	01/30/20	70,067

	Medical-HMO (0.0%)
30	WellPoint, Inc.	7.00	02/15/19	34,779

	Metals & Mining (0.0%)
30	Freeport-McMoRan Copper & Gold, Inc.	8.375	04/01/17	32,669
30	Newmont Mining Corp.	5.125	10/01/19	30,439

				63,108

	Mortgage Banks (0.1%)
105	Abbey National Treasury Services PLC (144A) (United Kingdom) (c)	3.875	11/10/14	106,559

	Multi-line Insurance (0.2%)
100	Aegon N.V. (Netherlands)	4.625	12/01/15	100,138
65	Allstate Corp. (The)	7.45	05/16/19	76,013
35	MetLife, Inc.	6.75	06/01/16	40,123
90	MetLife, Inc. (Series A)	6.817	08/15/18	102,682
40	MetLife, Inc.	7.717	02/15/19	48,064

				367,020

	Multimedia (0.1%)
135	News America, Inc.	7.85	03/01/39	164,109
65	Vivendi SA (144A) (France) (c)	6.625	04/04/18	70,987

				235,096

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2010 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Non-Hazardous Waste Disposal (0.0%)
$80	Republic Services, Inc. (144A) (c)	5.50%	09/15/19	$83,119

	Office Automation & Equipment (0.1%)
20	Xerox Corp.	5.625	12/15/19	20,720
60	Xerox Corp.	6.35	05/15/18	65,162

				85,882

	Oil Company-Exploration & Production (0.1%)
100	Questar Market Resources, Inc.	6.80	04/01/18	109,937

	Oil Company-Integrated (0.1%)
95	Petrobras International Finance Co. (Cayman Islands)	5.75	01/20/20	94,417

	Oil, Gas & Consumable Fuels (0.0%)
75	Hess Corp.	6.00	01/15/40	74,728

	Oil-Field Services (0.1%)
175	Weatherford International Ltd. (Switzerland)	9.625	03/01/19	222,497

	Pharmacy Services (0.1%)
140	Medco Health Solutions, Inc.	7.125	03/15/18	161,608

	Pipelines (0.5%)
95	CenterPoint Energy Resources Corp.	6.25	02/01/37	95,209
55	CenterPoint Energy Resources Corp. (Series B)	7.875	04/01/13	63,126
100	Energy Transfer Partners LP	8.50	04/15/14	117,504
55	Enterprise Products Operating LLC	5.25	01/31/20	56,136
110	Enterprise Products Operating LLC (Series N)	6.50	01/31/19	121,121
200	Kinder Morgan Energy Partners LP	5.95	02/15/18	217,051
90	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	94,882
75	Plains All American Pipeline LP/PAA Finance Corp.	8.75	05/01/19	93,490

				858,519

	Property Trust (0.1%)
125	WEA Finance LLC/WT Finance Aust Pty Ltd. (144A) (c)	6.75	09/02/19	136,178

	Real Estate Operation/Development (0.1%)
80	Brookfield Asset Management, Inc. (Canada)	7.125	06/15/12	85,447

	Reinsurance (0.1%)
135	Platinum Underwriters Finance, Inc. (Series B)	7.50	06/01/17	142,775
75	Reinsurance Group of America, Inc.	6.45	11/15/19	77,266

				220,041

	REITS-Apartments (0.0%)
75	AvalonBay Communities, Inc. (MTN)	6.10	03/15/20	79,662

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2010 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	REITS-Office Property (0.1%)
$100	Boston Properties LP	5.875%	10/15/19	$104,317

	REITS-Regional Malls (0.1%)
30	Simon Property Group LP	5.65	02/01/20	30,078
110	Simon Property Group LP	6.75	05/15/14	122,409

				152,487

	Retail-Drug Store (0.2%)
255	CVS Pass-Through Trust	6.036	12/10/28	256,627

	Retail-Regional Department Store (0.1%)
95	Kohl’s Corp.	6.875	12/15/37	107,798

	Retail-Restaurants (0.1%)
80	Yum! Brands, Inc.	5.30	09/15/19	82,828
45	Yum! Brands, Inc.	6.25	03/15/18	49,548

				132,376

	Semiconductor Equipment (0.0%)
65	KLA-Tencor Corp.	6.90	05/01/18	70,668

	Special Purpose Entity (0.5%)
340	AIG SunAmerica Global Financing (144A) (c)	6.30	05/10/11	340,429
100	Farmers Exchange Capital (144A) (c)	7.05	07/15/28	89,323
105	Harley-Davidson Funding Corp. (144A) (c)	6.80	06/15/18	109,513
100	Pearson Dollar Finance Two PLC (144A) (United Kingdom) (c)	6.25	05/06/18	108,124
130	Xlliac Global Funding (144A) (c)	4.80	08/10/10	130,773

				778,162

	Specialty Retail (0.1%)
105	Home Depot, Inc.	5.875	12/16/36	102,091

	Steel-Producers (0.1%)
200	ArcelorMittal (Luxembourg)	9.85	06/01/19	254,464

	Super – Regional Banks – U.S. (0.1%)
220	Capital One Financial Corp.	6.75	09/15/17	243,169

	Telephone-Integrated (0.3%)
95	Deutsche Telekom International Finance BV (Netherlands)	8.75 (d)	06/15/30	122,622
95	Telecom Italia Capital SA (Luxembourg)	6.999	06/04/18	105,524
100	Telecom Italia Capital SA (Luxembourg)	7.175	06/18/19	112,492
200	Telefonica Europe BV (Netherlands)	8.25	09/15/30	251,893

				592,531

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2010 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Tobacco (0.1%)
$80	Altria Group, Inc.	9.25%	08/06/19	$98,665
75	BAT International Finance PLC (144A) (United Kingdom) (c)	9.50	11/15/18	96,981

				195,646

	Transport-Rail (0.0%)
40	CSX Corp.	6.15	05/01/37	41,426

	Total Corporate Bonds (Cost $17,167,765)			18,225,788

	Foreign Government Obligations (0.3%)
310	Brazilian Government International Bond (Brazil)	6.00	01/17/17	332,165
145	Italian Republic (Italy)	6.875	09/27/23	168,765
35	Peruvian Government International Bond (Peru)	7.125	03/30/19	39,725

	Total Foreign Government Obligations (Cost $512,742)			540,655

	U.S. Government Agencies & Obligations (17.1%)
	Diversified Financial Service – FDIC Guaranteed (2.2%)
1,500	Citigroup Funding, Inc. (See Note 6)	2.25	12/10/12	1,526,741
1,880	General Electric Capital Corp. (Series G)	2.625	12/28/12	1,933,924
250	GMAC, Inc.	2.20	12/19/12	254,120

				3,714,785

	U.S. Government Agencies (1.6%)
	Federal Home Loan Mortgage Corp.
680		4.875	06/13/18	737,822
	Federal National Mortgage Assoc.
600		2.875	12/11/13	617,725
880		4.375	10/15/15	946,131
345		6.625	11/15/30	423,935

				2,725,613

	U.S. Government Obligations (13.3%)
	U.S. Treasury Bonds
2,100		3.50	02/15/39	1,760,065
200		4.25	05/15/39	191,688
190		4.375	02/15/38	186,794
200		4.375	11/15/39	195,688
110		6.125	11/15/27	134,406
	U.S. Treasury Notes
2,700		0.75	11/30/11	2,701,582
1,700		0.875	03/31/11	1,710,492
1,000		1.375	09/15/12	1,004,766
3,000		1.50	12/31/13	2,961,798
2,500		1.75	03/31/14	2,479,102

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2010 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$6,100		2.375%	10/31/14	$6,139,546
480		2.625	12/31/14	487,163
250		2.75	02/15/19	235,078
550		3.375	11/15/19	539,601
800		3.625	08/15/19	802,313
750		3.75	11/15/18	765,703
500		4.375	08/15/12	541,485

				22,837,270

	Total U.S. Government Agencies & Obligations (Cost $29,426,124)			29,277,668

	Asset-Backed Securities (0.1%)
	Auto Floor Plan Other
125	GE Dealer Floorplan Master Note Trust 2009-2A A (144A) (c)	1.781	10/20/14	125,091
125	Nissan Master Owner Trust Receivables 2010-AA A (144A) (c)(e)	1.378	01/15/13	125,000

	Total Asset-Backed Securities (Cost $250,000)			250,091

	U.S. Government Agencies – Mortgage-Backed Securities (0.2%)
10	Federal Home Loan Mortgage Corp.	7.50	06/01/11 – 08/01/11	10,113
194	Federal National Mortgage Assoc.	7.00	07/01/18 – 07/01/32	215,908
14	Federal National Mortgage Assoc. (DWARF)	7.00	03/01/12 – 06/01/12	15,291
69	Government National Mortgage Assoc.	8.00	04/15/26 – 08/15/26	79,394

	Total U.S. Government Agencies – Mortgage-Backed Securities (Cost $297,599)			320,706

NUMBER OF
SHARES

Convertible Preferred Stock (0.3%)
Diversified Financial Services
30,000	Bank of America Corp. $1.50 (Cost $450,000)	450,000

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2010 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Short-Term Investments (2.8%)
	U.S. Government Obligation (0.0%)
$70	U.S. Treasury Bill (f)(g) (Cost $69,972)	0.152%	05/06/10	$69,972

NUMBER OF
SHARES (000)

	Investment Company (2.8%)
4,808	Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class (see Note 6)(Cost $4,807,558)			4,807,558

	Total Short-Term Investments (Cost $4,877,530)			4,877,530

	Total Investments (Cost $175,799,698) (h)(i)		100.5%	171,942,522

	Liabilities in Excess of Other Assets		(0.5)	(905,978)

	Net Assets		100.0%	$171,036,544

ADR	American Depositary Receipt.
FDIC	Federal Deposit Insurance Corporation.
MTN	Medium Term Note.
(a)	Non-income producing security.
(b)	Securities with a total market value equal to $0 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 2.
(c)	Resale is restricted to qualified institutional investors.
(d)	Floating rate security. Rate shown is the rate in effect at January 31, 2010.
(e)	Security purchased on a when-issued basis.
(f)	Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(g)	A portion of this security has been physically segregated in connection with open futures contracts.
(h)	Securities have been designated as collateral in connection with open futures and swap contracts.
(i)	The aggregate cost for federal income tax purposes is $176,388,034. The aggregate gross unrealized appreciation is $10,747,026 and the aggregate gross unrealized depreciation is $15,192,538 resulting in net unrealized depreciation of $4,445,512.

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Portfolio of Investments - January 31, 2010 continued

Futures Contracts Open at January 31, 2010:

NUMBER OF		DESCRIPTION, DELIVERY	UNDERLYING FACE	UNREALIZED
CONTRACTS	LONG/SHORT	MONTH AND YEAR	AMOUNT AT VALUE	DEPRECIATION
11	Long	U.S. Treasury Notes 5 Year, March 2010	$1,281,070	$(3,742)
3	Short	U.S. Treasury Bonds 30 Year, March 2010	(356,437)	(9,537)
21	Short	U.S. Treasury Notes 10 Year, March 2010	(2,481,281)	(11,125)
21	Short	U.S. Treasury Notes 2 Year, March 2010	(4,577,016)	(12,247)

	Total Unrealized Depreciation			$(36,651)

Credit Default Swaps Contracts Open at January 31, 2010:

		NOTIONAL						CREDIT RATING
SWAP COUNTERPARTY &	BUY/SELL	AMOUNT	INTEREST	TERMINATION	UNREALIZED	UPFRONT		OF REFERENCE
REFERENCE OBLIGATION	PROTECTION	(000’S)	RATE	DATE	APPRECIATION	PAYMENTS	VALUE	OBLIGATION+
(Unaudited)
Bank of America, N.A., Sealed Air Corp.	Buy	$40	1.12%	March 20, 2018	$1,109	$—	$1,109	BB+

+	Credit Rating as issued by Standard & Poors.

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Financial Statements

Statement of Assets and Liabilities
January 31, 2010

Assets:
Investments in securities, at value (cost $167,681,706)	$164,011,471
Investment in affiliates, at value (cost $8,117,992)	7,931,051
Unrealized appreciation on open swap contracts	1,109
Cash	15,176
Receivable for:
Interest	473,725
Investments sold	199,723
Dividends	182,799
Foreign withholding taxes reclaimed	31,458
Interest and dividends from affiliates	13,939
Shares of beneficial interest sold	7,082
Prepaid expenses and other assets	15,766

Total Assets	172,883,299

Liabilities:
Payable for:
Investments purchased	1,126,880
Shares of beneficial interest redeemed	358,107
Distribution fee	98,515
Investment advisory fee	76,359
Transfer agent fee	15,863
Variation margin	12,242
Administration fee	12,001
Accrued expenses and other payables	146,788

Total Liabilities	1,846,755

Net Assets	$171,036,544

Composition of Net Assets:
Paid-in-capital	$208,506,254
Net unrealized depreciation	(3,892,718)
Accumulated undistributed net investment income	84,167
Accumulated net realized loss	(33,661,159)

Net Assets	$171,036,544

Class A Shares:
Net Assets	$78,855,133
Shares Outstanding (unlimited shares authorized, $.01 par value)	6,690,348
Net Asset Value Per Share	$11.79

Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$12.44

Class B Shares:
Net Assets	$39,746,110
Shares Outstanding (unlimited shares authorized, $.01 par value)	3,366,134
Net Asset Value Per Share	$11.81

Class C Shares:
Net Assets	$52,267,577
Shares Outstanding (unlimited shares authorized, $.01 par value)	4,427,822
Net Asset Value Per Share	$11.80

Class I Shares:
Net Assets	$167,724
Shares Outstanding (unlimited shares authorized, $.01 par value)	14,249
Net Asset Value Per Share	$11.77

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Financial Statements continued

Statement of Operations
For the year ended January 31, 2010

Net Investment Income:
Income
Dividends (net of $70,046 foreign withholding tax)	$2,700,835
Interest	1,871,980
Interest and dividends from affiliates (net of $196 foreign withholding tax)	59,050

Total Income	4,631,865

Expenses
Distribution fee (Class A shares)	185,283
Distribution fee (Class B shares)	468,947
Distribution fee (Class C shares)	522,348
Investment advisory fee	901,599
Transfer agent fees and expenses	259,182
Shareholder reports and notices	139,686
Administration fee	138,708
Professional fees	86,378
Registration fees	48,201
Custodian fees	26,767
Trustees’ fees and expenses	4,106
Other	49,058

Total Expenses	2,830,263
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(8,170)

Net Expenses	2,822,093

Net Investment Income	1,809,772

Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	(10,083,551)
Investments in affiliates	(127,495)
Futures contracts	137,069
Options written	16,753
Swap contracts	(97,937)
Forward foreign currency contracts	(2,770)
Foreign currency translation	2,654

Net Realized Loss	(10,155,277)

Change in Unrealized Appreciation/Depreciation on:
Investments	48,757,795
Investments in affiliates	(186,941)
Futures contracts	12,934
Options written	(9,843)
Swap contracts	22,700

Net Change in Unrealized Appreciation/Depreciation	48,596,645

Net Gain	38,441,368

Net Increase	$40,251,140

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	JANUARY 31, 2010	JANUARY 31, 2009

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,809,772	$5,045,458
Net realized loss	(10,155,277)	(20,578,294)
Net change in unrealized appreciation/depreciation	48,596,645	(65,900,903)

Net Increase (Decrease)	40,251,140	(81,433,739)

Dividends and Distributions to Shareholders from:
Net investment income
Class A shares	(1,570,532)	(2,636,621)
Class B shares	(653,019)	(1,786,930)
Class C shares	(720,946)	(1,557,010)
Class I shares	(3,358)	(11,869)
Net realized gain
Class A shares	—	(1,773,758)
Class B shares	—	(1,764,357)
Class C shares	—	(1,486,425)
Class I shares	—	(8,270)

Total Dividends and Distributions	(2,947,855)	(11,025,240)

Net decrease from transactions in shares of beneficial interest	(42,974,430)	(69,315,884)

Net Decrease	(5,671,145)	(161,774,863)
Net Assets:
Beginning of period	176,707,689	338,482,552

End of Period (Including accumulated undistributed net investment income of $84,167 and $998,004, respectively)	$171,036,544	$176,707,689

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2010

1. Organization and Accounting Policies
Morgan Stanley Balanced Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s investment objective is capital growth with reasonable current income. The Fund was organized as a Massachusetts business trust on November 23, 1994 and commenced operations on March 28, 1995. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

Morgan Stanley announced on October 19, 2009 that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”), a leading global investment management company. The Trustees of the Fund approved an Agreement and Plan of Reorganization (the “Plan”). Pursuant to the Plan, substantially all of the assets of the Fund would be combined with those of a newly organized mutual fund advised by an affiliate of Invesco Ltd. (the “New Fund”). Pursuant to the Plan, shareholders of the Fund would become shareholders of the New Fund, receiving shares of such New Fund equal to the value of their holdings in the Fund. The Plan is subject to the approval of the Fund’s shareholders at a special meeting of shareholders anticipated to be held during the second quarter of 2010.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) an equity portfolio security listed or traded on the New York Stock Exchange (“NYSE”) or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2010 continued

have taken place that day, in which case they are valued at the mean between their latest bid and ask price; (6) futures are valued at the latest price published by the commodities exchange on which they trade; (7) credit default swaps are marked-to-market daily based upon quotations from market makers; (8) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund’s Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (9) certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Trustees. The prices provided by a pricing service take into account broker dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (10) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (11) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Futures — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2010 continued

securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Options — When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund’s Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price, should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

F. Swaps — The Fund may enter into credit default swap contracts, a type of credit derivative, for hedging purposes or to gain exposure to a credit or index of credits in which the Fund may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2010 continued

required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

The Fund accrues for the periodic fees on credit default swaps on a daily basis as earned with the net amount accrued recorded within realized gains/losses on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk.

The Fund may also enter into interest rate swaps and asset swaps (where parties combine the purchase or sale of a bond/note with an interest rate swap) primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. These are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. They generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into them on a net basis, i.e, the two payment streams are netted out in a cash settlement on the payment date or date specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each swap on a daily basis. This net amount is recorded within realized gains/losses on swap contracts on the Statement of Operations. Risk may arise as a result of the potential inability of the counterparties to meet the terms of the contracts.

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2010 continued

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

G. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (“forward contracts”) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on forward contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency translation gains or losses. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

H. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2010 continued

the Statement of Operations. Each of the tax years filed in the four-year period ended January 31, 2010 remains subject to examination by taxing authorities.

I. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

J. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

K. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through the date of issuance of these financial statements.
2. Fair Valuation Measurements
Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP utilizes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2010 continued

The following is the summary of the inputs used as of January 31, 2010 in valuing the Fund’s investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT JANUARY 31, 2010 USING
		UNADJUSTED	OTHER
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)

Assets:
Common Stocks
Aerospace & Defense	$608,335	$608,335	—	—
Air Freight & Logistics	901,025	901,025	—	—
Automobiles	1,216,739	1,216,739	—	—
Beverages	939,610	939,610	—	—
Biotechnology	493,766	493,766	—	—
Capital Markets	2,597,954	2,597,954	—	—
Casino Gaming	0	—	—	$0
Chemicals	1,349,082	1,349,082	—	—
Commercial Banks	6,796,109	6,796,109	—	—
Commercial Services & Supplies	1,220,912	1,220,912	—	—
Communications Equipment	1,767,940	1,767,940	—	—
Computers & Peripherals	3,046,774	3,046,774	—	—
Diversified Financial Services	8,997,375	8,997,375	—	—
Diversified Telecommunication Services	1,167,827	1,167,827	—	—
Electric Utilities	5,336,720	5,336,720	—	—
Electronic Equipment, Instruments & Components	1,182,866	1,182,866	—	—
Energy Equipment & Services	2,800,005	2,800,005	—	—
Food & Staples Retailing	5,089,120	5,089,120	—	—
Food Products	3,484,554	3,484,554	—	—
Health Care Equipment & Supplies	2,670,060	2,670,060	—	—
Health Care Providers & Services	2,113,659	2,113,659	—	—
Household Durables	1,846,923	1,846,923	—	—
Industrial Conglomerates	6,648,726	6,648,726	—	—
Information Technology Services	477,453	477,453	—	—
Insurance	6,384,139	6,384,139	—	—
Internet Software & Services	3,468,554	3,468,554	—	—
Machinery	2,495,479	2,495,479	—	—
Media	7,942,398	7,942,398	—	—
Metals & Mining	1,538,466	1,538,466	—	—
Oil, Gas & Consumable Fuels	13,651,935	13,651,935	—	—
Personal Products	1,264,156	1,264,156	—	—
Pharmaceuticals	10,212,120	10,212,120	—	—
Professional Services	1,364,578	1,364,578	—	—
Semiconductors & Semiconductor Equipment	2,209,014	2,209,014	—	—
Software	290,879	290,879	—	—

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2010 continued

		FAIR VALUE MEASUREMENTS AT JANUARY 31, 2010 USING
		UNADJUSTED	OTHER
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)

Specialty Retail	$2,899,026	$2,899,026	—	—
Wireless Telecommunication Services	1,525,806	1,525,806	—	—

Total Common Stocks	118,000,084	118,000,084	—	$0

Corporate Bonds	18,225,788	—	$18,225,788	—
Foreign Government Obligations	540,655	—	540,655	—
U.S. Government Agencies & Obligations	29,277,668	—	29,277,668	—
Asset-Backed Securities	250,091	—	250,091	—
U.S. Government Agencies – Mortgage-Backed Securities	320,706	—	320,706	—
Convertible Preferred Stock	450,000	—	450,000	—
Short-Term Investments
U.S. Government Obligation	69,972	—	69,972	—
Investment Company	4,807,558	4,807,558	—	—

Total Short-Term Investments	4,877,530	4,807,558	69,972	—

Credit Default Swaps	1,109	—	1,109	—

Total	$171,943,631	$122,807,642	$49,135,989	$0

Liabilities:
Futures	$(36,651)	$(36,651)	—	—

Following is a reconciliation of investments in which significant unobservable inputs (level 3) were used in determining value:

INVESTMENTS IN
SECURITIES
Beginning Balance	$176,041
Net purchases (sales)	(266,885)
Amortization of discount	(11,826)
Transfers in and/or out	—
Change in unrealized appreciation/depreciation	221,458
Realized gains (losses)	(118,788)

Ending Balance	—

Net change in unrealized appreciation/depreciation from investments still held as of January 31, 2010	—

As of January 31, 2010, the Fund held one level 3 security with a value of $0 for the entire period.
3. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2010 continued

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund’s foreign currency exposure or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are specific types of derivative financial instruments used by the Fund.

Forward Foreign Currency Contracts  The Fund may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

During the year ended January 31, 2010, the value of forward foreign currency contracts opened and closed were $30,595 and $578,527, respectively.

Futures  The Fund may purchase and sell interest rate, swap and Eurodollar futures to facilitate trading; increase or decrease Fund’s market exposure, seek higher investment returns, or to protect against a decline in the value of the Fund’s securities or an increase in prices of securities that may be purchased. These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Transactions in futures contracts for the year ended January 31, 2010, were as follows:

NUMBER OF
CONTRACTS
Futures, outstanding at beginning of the period	38
Futures opened	836
Futures closed	(818)

Futures, outstanding at end of the period	56

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2010 continued

Options  For hedging and investment purposes, the Fund may engage in transactions in listed and over-the-counter options. Risks may arise from an imperfect correlation between the change in the market value of the securities held by the Fund and the price of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option.

Transactions in options for the year ended January 31, 2010, were as follows:

	NUMBER OF
	CONTRACTS	COST

Options purchased, outstanding at beginning of period	103	$79,863
Options purchased	—	—
Options closed	(103)	(79,863)

Options purchased, outstanding at end of period	—	—

	NUMBER OF
	CONTRACTS	PREMIUM

Options written, outstanding at beginning of period	103	$24,224
Options written	54	5,257
Options closed	(157)	(29,481)

Options written, outstanding at end of period	—	—

Swaps  The Fund may enter into interest rate swaps and asset swaps (where parties combine the purchase or sale of a bond/note with an interest rate swap) (“swaps”) and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

The Fund may enter into credit default swaps for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Fund may otherwise invest. Credit default swaps may involve greater risks than if the Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the maximum payout amount it pays to the buyer, resulting in a loss to the Fund.

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2010 continued

Transactions in swap contracts for the year ended January 31, 2010, were as follows:

	NOTIONAL	NOTIONAL
	AMOUNT	AMOUNT
	(000’s)	(000’s)
Swaps, outstanding at beginning of period	$65,503	EUR	40,226
Swaps opened	4,045		—
Swaps closed	(69,508)		(40,226)

Swaps, outstanding at end of period	$40		—

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of January 31, 2010.

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
PRIMARY RISK EXPOSURE	BALANCE SHEET LOCATION	FAIR VALUE	BALANCE SHEET LOCATION	FAIR VALUE

Interest Rate Risk	Variation margin	—	Variation margin	$(36,651	)†
Credit Risk	Unrealized appreciation on open swap contracts	$1,109	Unrealized depreciation on open swap contracts	—

		$1,109		$(36,651)

†	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized gains (losses) by type of derivative contracts for the year ended January 31, 2010.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
				FORWARD
				FOREIGN
PRIMARY RISK EXPOSURE	FUTURES	OPTIONS PURCHASED††	OPTIONS WRITTEN	CURRENCY	SWAPS

Interest Rate Risk	$137,069	$(76,274)	$16,753	—	$(126,115)
Credit Risk	—	—	—	—	28,178
Foreign Currency Risk	—	—	—	$(2,770)	—

Total	$137,069	$(76,274)	$16,753	$(2,770)	$(97,937)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES	OPTIONS PURCHASED††	OPTIONS WRITTEN	SWAPS

Interest Rate Risk	$12,934	$30,294	$(9,843)	$64,624
Credit Risk	—	—	—	(41,924)

Total	$12,934	$30,294	$(9,843)	$22,700

††	Amounts are included in Investments in the Statement of Operations.

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2010 continued

4. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.52% to the portion of the daily net assets not exceeding $500 million and 0.495% to the portion of the daily net assets exceeding $500 million.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.
5. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the “Distributor”), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.0% of the average daily net assets of Class B shares; and (iii) Class C — up to 1.0% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $21,144,676 at January 31, 2010.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended January 31, 2010, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2010 continued

The Distributor has informed the Fund that for the year ended January 31, 2010, it received contingent deferred sales charges from certain redemptions of the Fund’s Class A shares, Class B shares and Class C shares of $803, $54,825 and $3,300, respectively and received $11,147 in front-end sales charges from sales of the Fund’s Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.
6. Security Transactions and Transactions with Affiliates
The Fund invests in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. For the year ended January 31, 2010, advisory fees paid were reduced by $8,170 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. Income distributions earned by the Fund are included in “interest and dividends from affiliates” in the Statement of Operations and totaled $15,659 for the year ended January 31, 2010. During the year ended January 31, 2010, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class aggregated $62,596,111 and $68,815,933, respectively.

The cost of purchases and proceeds from sales/maturities/prepayments of portfolio securities, excluding short-term investments, for the year ended January 31, 2010 aggregated $112,878,955 and $149,692,013, respectively. Included in the aforementioned are purchases and sales/maturities/prepayments of U.S. Government securities in the amount of $47,253,500 and $48,016,537, respectively. The Fund had purchases and sales with other Morgan Stanley funds of $90,456 and $131,681, respectively, including a realized loss of $14,650.

The Fund had the following transactions with Mitsubishi UFJ Financial Group, Inc. and Citigroup, Inc., both affiliates of the Investment Adviser, Administrator and Distributor for the year ended January 31, 2010:

			NET REALIZED
	PURCHASES	SALES	GAINS(LOSS)	INCOME	VALUE

Citigroup, Inc. (June 1, 2009@@ – January 31, 2010)	$2,940,409	$37,365	$3,941	$41,394	$3,123,493
Mitsubishi UFJ Financial Group, Inc.	—	265,409	(131,436)	1,997	—

Total	$2,940,409	$302,774	$(127,495)	$43,391	$3,123,493

@@	Date on which Citigroup, Inc. and Citigroup Funding, Inc. became affiliates.

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2010 continued

For the year ended January 31, 2010, the Fund incurred brokerage commissions of $5,973 with Morgan Stanley & Co., Inc. an affiliate of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

For the period June 1, 2009 (the date on which Citigroup, Inc. became an affiliate of the Investment Adviser, Administrator, and Distributor) through January 31, 2010, the Fund incurred brokerage commissions of $1,686 with Citigroup, Inc. for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2010 continued

7. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR		FOR THE YEAR
	ENDED		ENDED
	JANUARY 31, 2010		JANUARY 31, 2009
	SHARES	AMOUNT	SHARES	AMOUNT

CLASS A SHARES
Sold	959,087	$10,246,614	895,581	$10,524,475
Conversion from Class B	162,126	1,746,014	248,091	3,099,433
Reinvestment of dividends and distributions	147,522	1,516,567	352,613	4,295,287
Redeemed	(1,889,433)	(19,884,143)	(2,495,647)	(29,739,132)

Net decrease – Class A	(620,698)	(6,374,948)	(999,362)	(11,819,937)

CLASS B SHARES
Sold	93,585	967,454	285,153	3,584,727
Conversion to Class A	(161,899)	(1,746,014)	(247,853)	(3,099,433)
Reinvestment of dividends and distributions	61,655	615,910	278,392	3,427,319
Redeemed	(2,343,828)	(24,606,684)	(3,556,143)	(42,492,441)

Net decrease – Class B	(2,350,487)	(24,769,334)	(3,240,451)	(38,579,828)

CLASS C SHARES
Sold	115,755	1,209,724	145,830	1,708,340
Reinvestment of dividends and distributions	69,816	702,940	244,229	2,995,721
Redeemed	(1,329,489)	(13,744,438)	(1,979,669)	(23,410,723)

Net decrease – Class C	(1,143,918)	(11,831,774)	(1,589,610)	(18,706,662)

CLASS I SHARES
Sold	3,413	39,790	9,277	118,058
Reinvestment of dividends and distributions	302	3,126	1,577	19,460
Redeemed	(3,891)	(41,290)	(31,260)	(346,975)

Net increase (decrease) – Class I	(176)	1,626	(20,406)	(209,457)

Net decrease in Fund	(4,115,279)	$(42,974,430)	(5,849,829)	$(69,315,884)

8. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may invest in mortgage securities, including securities issued by Federal National Mortgage Assoc. (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2010 continued

borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Fund are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the Treasury.

The Federal Housing Finance Agency (“FHFA”) serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.
9. Expense Offset
The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent. For the year ended January 31, 2010, the Fund did not have an expense offset.
10. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	JANUARY 31, 2010	JANUARY 31, 2009
Ordinary income	$2,947,855	$5,992,430
Long-term capital gains	—	5,032,810

Total distributions	$2,947,855	$11,025,240

As of January 31, 2010, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income	$218,531
Undistributed long-term gains	—

Net accumulated earnings	218,531
Capital loss carryforward	(33,243,189)
Temporary differences	(649)
Net unrealized depreciation	(4,444,403)

Total accumulated losses	$(37,469,710)

Morgan Stanley Balanced Fund
Notes to Financial Statements - January 31, 2010 continued

As of January 31, 2010, the Fund had a net capital loss carryforward of $33,243,189, to offset future capital gains to the extent provided by regulations, which will expire according to the following schedule.

AMOUNT	EXPIRATION

$12,105,892	January 31, 2017
21,137,297	January 31, 2018

As of January 31, 2010, the Fund had temporary book/tax differences primarily attributable to mark-to-market of open futures and options contracts, capital loss deferrals on wash sales and straddles and book amortization of premiums on debt securities.

Permanent differences, primarily due to losses on paydowns, gains on swaps and tax adjustments on debt securities sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at January 31, 2010:

ACCUMULATED
UNDISTRIBUTED	ACCUMULATED
NET INVESTMENT	NET REALIZED
INCOME	LOSS	PAID-IN-CAPITAL

$224,246	$(224,246)	—

11. New Accounting Pronouncement
On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. At this time, the Fund’s management is evaluating the implications of ASU 2010-06 on the Fund’s financial statements.

Morgan Stanley Balanced Fund
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED JANUARY 31,
	2010	2009	2008	2007	2006
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$9.49	$13.83	$14.89	$14.57	$13.76

Income (loss) from investment operations:
Net investment income(1)	0.16	0.29	0.32	0.30	0.24
Net realized and unrealized gain (loss)	2.37	(4.06)	(0.35)	1.20	1.21

Total income (loss) from investment operations	2.53	(3.77)	(0.03)	1.50	1.45

Less dividends and distributions from:
Net investment income	(0.23)	(0.34)	(0.35)	(0.29)	(0.27)
Net realized gain	—	(0.23)	(0.68)	(0.89)	(0.37)

Total dividends and distributions	(0.23)	(0.57)	(1.03)	(1.18)	(0.64)

Net asset value, end of period	$11.79	$9.49	$13.83	$14.89	$14.57

Total Return(2)	26.99%	(28.15)%	(0.42)%	10.54%	10.99%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.20%(4)	1.09%(4)	1.04%(4)	1.14%	1.13%
Net investment income	1.47%(4)	2.39%(4)	2.10%(4)	2.06%	1.70%
Rebate from Morgan Stanley affiliate	0.00%(5)	0.01%	0.00%(5)	—	—
Supplemental Data:
Net assets, end of period, in thousands	$78,855	$69,354	$114,929	$125,180	$33,217
Portfolio turnover rate	68%	62%	64%	56%	52%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(5)	Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Financial Highlights continued

	FOR THE YEAR ENDED JANUARY 31,
	2010	2009	2008	2007	2006
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$9.50	$13.84	$14.90	$14.56	$13.75

Income (loss) from investment operations:
Net investment income(1)	0.08	0.20	0.20	0.19	0.14
Net realized and unrealized gain (loss)	2.37	(4.07)	(0.35)	1.22	1.20

Total income (loss) from investment operations	2.45	(3.87)	(0.15)	1.41	1.34

Less dividends and distributions from:
Net investment income	(0.14)	(0.24)	(0.23)	(0.18)	(0.16)
Net realized gain	—	(0.23)	(0.68)	(0.89)	(0.37)

Total dividends and distributions	(0.14)	(0.47)	(0.91)	(1.07)	(0.53)

Net asset value, end of period	$11.81	$9.50	$13.84	$14.90	$14.56

Total Return(2)	26.06%	(28.71)%	(1.20)%	9.80%	10.12%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.95%(4)	1.84%(4)	1.79%(4)	1.89%	1.89%
Net investment income	0.72%(4)	1.64%(4)	1.35%(4)	1.31%	0.94%
Rebate from Morgan Stanley affiliate	0.00%(5)	0.01%	0.00%(5)	—	—
Supplemental Data:
Net assets, end of period, in thousands	$39,746	$54,297	$123,951	$185,534	$84,568
Portfolio turnover rate	68%	62%	64%	56%	52%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(5)	Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Financial Highlights continued

	FOR THE YEAR ENDED JANUARY 31,
	2010	2009	2008	2007	2006
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$9.50	$13.84	$14.90	$14.57	$13.76

Income (loss) from investment operations:
Net investment income(1)	0.08	0.20	0.20	0.19	0.14
Net realized and unrealized gain (loss)	2.37	(4.07)	(0.34)	1.21	1.20

Total income (loss) from investment operations	2.45	(3.87)	(0.14)	1.40	1.34

Less dividends and distributions from:
Net investment income	(0.15)	(0.24)	(0.24)	(0.18)	(0.16)
Net realized gain	—	(0.23)	(0.68)	(0.89)	(0.37)

Total dividends and distributions	(0.15)	(0.47)	(0.92)	(1.07)	(0.53)

Net asset value, end of period	$11.80	$9.50	$13.84	$14.90	$14.57

Total Return(2)	26.00%	(28.70)%	(1.19)%	9.75%	10.15%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.95%(4)	1.84%(4)	1.79%(4)	1.89%	1.89%
Net investment income	0.72%(4)	1.64%(4)	1.35%(4)	1.31%	0.94%
Rebate from Morgan Stanley affiliate	0.00%(5)	0.01%	0.00%(5)	—	—
Supplemental Data:
Net assets, end of period, in thousands	$52,268	$52,920	$99,121	$123,508	$81,339
Portfolio turnover rate	68%	62%	64%	56%	52%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(5)	Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Financial Highlights continued

	FOR THE YEAR ENDED JANUARY 31,
	2010	2009	2008	2007	2006
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$9.47	$13.82	$14.89	$14.56	$13.76

Income (loss) from investment operations:
Net investment income(1)	0.18	0.33	0.36	0.34	0.28
Net realized and unrealized gain (loss)	2.37	(4.08)	(0.36)	1.21	1.19

Total income (loss) from investment operations	2.55	(3.75)	0.00	1.55	1.47

Less dividends and distributions from:
Net investment income	(0.25)	(0.37)	(0.39)	(0.33)	(0.30)
Net realized gain	—	(0.23)	(0.68)	(0.89)	(0.37)

Total dividends and distributions	(0.25)	(0.60)	(1.07)	(1.22)	(0.67)

Net asset value, end of period	$11.77	$9.47	$13.82	$14.89	$14.56

Total Return(2)	27.37%	(28.06)%	(0.23)%	10.89%	11.17%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	0.95%(4)	0.84%(4)	0.79%(4)	0.89%	0.89%
Net investment income	1.72%(4)	2.64%(4)	2.35%(4)	2.31%	1.94%
Rebate from Morgan Stanley affiliate	0.00%(5)	0.01%	0.00%(5)	—	—
Supplemental Data:
Net assets, end of period, in thousands	$168	$137	$481	$2,181	$909
Portfolio turnover rate	68%	62%	64%	56%	52%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(5)	Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Balanced Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Balanced Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Balanced Fund (the “Fund”), including the portfolio of investments, as of January 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Balanced Fund as of January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
March 25, 2010

Morgan Stanley Balanced Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

Morgan Stanley Balanced Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.	How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Balanced Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

4.	How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?
You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?
If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 869-6397 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Morgan Stanley Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a

Morgan Stanley Balanced Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Morgan Stanley Balanced Fund
Trustee and Officer Information (unaudited)

Independent Trustees:

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee***

Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator–Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.	162	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	164	Director of various business organizations.

Morgan Stanley Balanced Fund
Trustee and Officer Information (unaudited) continued

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee***

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Balanced Fund
Trustee and Officer Information (unaudited) continued

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee***

Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	162	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

W. Allen Reed (62)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Morgan Stanley Balanced Fund
Trustee and Officer Information (unaudited) continued

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee***

Fergus Reid (77) c/o Joe Pretryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pretryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by	Other Directorships
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Interested	Held by Interested
Interested Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Trustee***

James F. Higgins (62) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) (the “Retail Funds”) or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the “Institutional Funds”).
**	The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).
***	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.
†	For the period September 26, 2008 through February 5, 2009, W. Allen Reed was an Interested Trustee. At all other times covered by this report, Mr. Reed was an Independent Trustee.

Morgan Stanley Balanced Fund
Trustee and Officer Information (unaudited) continued

Executive Officers:

Term of
Office and
	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Randy Takian (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Managing Director and Head of Americas distribution, product and marketing for Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Head of Retail and Intermediary business, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Francis J. Smith (44) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003) and the Institutional Funds (since March 2010).

Morgan Stanley Balanced Fund
Trustee and Officer Information (unaudited) continued

Term of
Office and
	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

2010 Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended January 31, 2010. For corporate shareholders, 85.32% of the dividends qualified for the dividends received deduction. 7.09% of the Fund’s dividends were attributable to qualifying U.S. Government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.)

For Federal income tax purposes, the following information is furnished with respect to the Fund’s earnings for its taxable year ended January 31, 2010. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of $2,510,066, as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

(This Page Intentionally Left Blank)

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c)  2010 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
Balanced Fund

Annual Report

January 31, 2010

BGRANN
IU10-01178P-Y01/10

Item 2. Code of Ethics.
(a) The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.
(b) No information need be disclosed pursuant to this paragraph.
(c) Not applicable.
(d) Not applicable.
(e) Not applicable.
(f)
(1)	The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

2

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

	Registrant			Covered Entities(1)
2010

Audit Fees		$46,700			N/A

Non-Audit Fees
Audit-Related Fees		$5,726	(2)		$6,909,000	(2)
Tax Fees		$—	(3)		$1,013,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$5,726			$7,922,000

Total		$52,426			$7,922,000

	Registrant			Covered Entities(1)
2009

Audit Fees		$47,900			N/A

Non-Audit Fees
Audit-Related Fees		$6,001	(2)		$6,418,000	(2)
Tax Fees		$—	(3)		$881,000	(4)
All Other Fees	$					$(5)
Total Non-Audit Fees		$6,001			$7,299,000

Total		$53,901			$7,299,000

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)	All other fees represent project management for future business applications and improving business and operational processes.

3

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
APPENDIX A
AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS
AS ADOPTED AND AMENDED JULY 23, 2004,1
     1. Statement of Principles
The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.
The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

[1]	This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

4

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.
The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
     2. Delegation
As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
     3. Audit Services
The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     4. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters

5

not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     5. Tax Services
The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.
Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     6. All Other Services
The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     7. Pre-Approval Fee Levels or Budgeted Amounts
Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.
     8. Procedures
All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be

6

rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.
     9. Additional Requirements
The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
     10. Covered Entities
Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
Morgan Stanley Retail Funds
Morgan Stanley Investment Advisors Inc.
Morgan Stanley & Co. Incorporated
Morgan Stanley DW Inc.
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Van Kampen Asset Management
Morgan Stanley Services Company, Inc.
Morgan Stanley Distributors Inc.
Morgan Stanley Trust FSB

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Morgan Stanley Institutional Funds
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Advisors Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Morgan Stanley & Co. Incorporated
Morgan Stanley Distribution, Inc.
Morgan Stanley AIP GP LP
Morgan Stanley Alternative Investment Partners LP
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a)	The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.
(b) Not applicable.
Item 6. Schedule of Investments
(a) Refer to Item 1.
(b) Not applicable.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Applicable only to reports filed by closed-end funds.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable only to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Balanced Fund

/s/ Randy Takian Randy Takian
Principal Executive Officer
March 23, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian Randy Takian
Principal Executive Officer
March 23, 2010

/s/ Francis Smith Francis Smith
Principal Financial Officer
March 23, 2010

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